UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 27, 2026

Date of Report (Date of earliest event reported)

WORTHINGTON STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-41830	92-2632000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 840-3462

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 15, 2026, Worthington Steel, Inc. (the “Company”), Worthington Steel GmbH (“BidCo”), and Klöckner & Co SE (“Klöckner”) entered into a business combination agreement (the “BCA”), governing the key terms and conditions based on which BidCo launched a voluntary public cash takeover offer to all shareholders of Klöckner to tender each issued and outstanding share of Klöckner (the “Klöckner Shares”) to BidCo at a cash consideration of €11.00 per Klöckner Share (such offer, as amended, the “Offer,” and the transactions contemplated thereby, the “Klöckner Acquisition”).

Completion of the Klöckner Acquisition is subject to the satisfaction or waiver of certain closing conditions as set forth in the Offer, including, among others, the Company obtaining required merger and investment control clearances and EU foreign subsidies control clearance (the “Regulatory Conditions”). The conditions set forth in the offer document, other than the Regulatory Conditions, were deemed satisfied upon the expiration of the initial acceptance period for the Offer on March 26, 2026 and the Offer closed as of the expiration of the additional acceptance period on April 14, 2026.

Item 7.01	Regulation FD Disclosure.

On May 27, 2026, the German Federal Cartel Office granted merger control clearance in Germany for the Klöckner Acquisition, which was the final Regulatory Condition required for the closing of the Klöckner Acquisition. Accordingly, all conditions set forth in the offer document have been satisfied and the Company and BidCo expect to consummate the Klöckner Acquisition on June 3, 2026.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Important Information

This Current Report on Form 8-K and the materials included herewith constitute neither an offer to purchase nor a solicitation of an offer to sell Klöckner shares. The final provisions relating to the takeover offer are disclosed in the offer document, as amended. BidCo reserves the right to deviate from the key points set out herein and in the offer document, as amended, in the final terms of the takeover offer to the extent legally permissible. Investors and Klöckner shareholders are strongly advised to read the offer document, as amended, and all other documents relating to the takeover offer, as they contain important information.

The Offer (as amended, “takeover offer”) is being made exclusively on the basis of the applicable provisions of German law, in particular the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz) (“WpÜG”) and certain securities laws provisions of the United States of America (the “United States” or “U.S.”). The takeover offer will not be made in accordance with the legal requirements of any jurisdiction other than the Federal Republic of Germany or the United States (to the extent applicable). Accordingly, no announcements, registrations, approvals or authorizations for the offer have been made, arranged for or granted outside the Federal Republic of Germany or the United States (to the extent applicable). Investors and holders of Klöckner shares may not claim to be protected by the investor protection laws of any jurisdiction other than the Federal Republic of Germany or the United States (as applicable). Subject to the exceptions described in the offer document, as amended, and any exemptions to be granted by the relevant regulatory authorities, no takeover offer will be made, directly or indirectly, in any jurisdiction where to do so would constitute a violation of applicable national law. This Current Report on Form 8-K may not be published or otherwise distributed, in whole or in part, in any jurisdiction in which the takeover offer would be prohibited by applicable national law.

BidCo and its affiliates or affiliates of its financial advisor reserve the right to directly or indirectly purchase or arrange to purchase Klöckner shares or any other securities that are convertible into, exchangeable for or exercisable for such Klöckner shares outside of the takeover offer, provided that such purchases or arrangements to purchase are not made in the United States and comply with the applicable German statutory provisions, in particular the WpÜG. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Information about such purchases or arrangements to purchase, including the number of Klöckner shares purchased or to be purchased and the consideration paid or agreed, will be published in German and English language without undue delay if and to the extent required under the laws of the Federal Republic of Germany, the United States or any other relevant jurisdiction.

The takeover offer referenced in this Current Report on Form 8-K relates to shares in a German company and is subject to the statutory provisions of the Federal Republic of Germany on the implementation of such an offer, which differ from those of the United States and other jurisdictions in certain material respects. The financial information relating to BidCo and the company included elsewhere, including in the offer document, as amended, has been and will be prepared in accordance with provisions applicable in the Federal Republic of Germany and has not been and will not be prepared in accordance with generally accepted accounting principles in the United States; therefore, it may not be comparable to financial information relating to U.S. companies or companies from other jurisdictions outside the Federal Republic of Germany. The takeover offer will not be submitted to the review or registration procedures of any securities regulator outside of Germany and has not been approved or recommended by any other securities regulator. Klöckner shareholders whose place of residence, incorporation or place of habitual abode is in the United States should note that the takeover offer is being made in respect of securities of a company which is a foreign private issuer within the meaning of the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) and the shares of which are not registered under Section 12 of the U.S. Exchange Act and that the company is not subject to the periodic reporting requirements of the U.S. Exchange Act, and is not required to, and does not, file any reports with the U.S. Securities and Exchange Commission (the “SEC”) thereunder. The takeover offer is being made in the United States pursuant to Section 14(e) and Regulation 14E under the Exchange Act, subject to the exemption provided under Rule 14d-1(d) under the U.S. Exchange Act, for a Tier II tender offer and will be principally governed by disclosure and other regulations and procedures of the Federal Republic of Germany, including with respect to the takeover offer timetable, settlement procedures, withdrawal, waiver of conditions and timing of payments, which are different from those of the United States. The takeover offer is being made to the company’s shareholders resident in the United States on the same terms and conditions as those made to all other shareholders of the company to whom an offer is made. Any informational documents, including this Current Report on Form 8-K, will be disseminated to U.S. shareholders on a basis comparable to the method that such documents are provided to the company’s other shareholders. To the extent that the takeover offer is subject to U.S. securities laws, such laws only apply to Klöckner shareholders in the United States, and no other person has any claims under such laws.

Any agreement concluded with BidCo as a result of the acceptance of the planned takeover offer will be governed exclusively by the laws of the Federal Republic of Germany and shall be construed accordingly. It may be difficult for shareholders from the United States (or from jurisdictions other than Germany) to enforce their rights and claims arising in connection with the takeover offer under the U.S. Securities Act (or other laws known to them) because BidCo and the company are located outside the United States (or the jurisdiction in which the shareholder is domiciled) and their respective officers and directors are domiciled outside the United States (or the jurisdiction in which the shareholder is domiciled). It may be impossible to sue a non-U.S. company or its officers and directors in a non-U.S. court for violations of U.S. securities laws. It may also be impossible to compel a non-U.S. company or its subsidiaries to submit to the judgment of a U.S. court.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. This Current Report on Form 8-K includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Worthington Steel’s and Klöckner’s plans, objectives, expectations and intentions related to the Klöckner Acquisition, the expected outcomes of the proposed acquisition, the expected timeline for completing the acquisition, and other statements that are not historical or current fact and are characterized by terms like “expects,” “believes,” “anticipates”, “is of the opinion,” “tries,” “estimates,” “intends,” “plans,” “assumes” “may,” “will,” “would,” “should” and “aims” and similar expressions. Forward-looking statements are based on current intentions, assumptions or expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Worthington Steel’s and Klöckner’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on the anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the acquisition; (ii) the financing arrangements relating to the acquisition, (iii) the effects of the transaction on Worthington Steel’s and Klöckner’s operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the new combined company’s operations, (iv) the potential impact of the announcement or consummation of the proposed acquisition on relationships with customers, suppliers and other third parties, (v) the ability of the combined company to achieve the anticipated cost synergies or accretion to earnings per share, and (vi) the other factors detailed in Worthington Steel’s reports filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Worthington Steel’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. Further, it cannot be ruled out that Worthington Steel and/or Klöckner will change their intentions and assessments expressed in documents or notifications or in amendments the offer document yet to be published after publication of the documents or notifications. This Current Report on Form 8-K speaks only as of the date hereof. Each of Worthington Steel and Klöckner disclaims any duty to update the information herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date: May 27, 2026	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	Vice President - General Counsel and Secretary